Note 14 - Convertible Notes (Details Textual)			12 Months Ended
	Dec. 06, 2022 $ / shares	May 19, 2020 USD ($) $ / shares	Dec. 31, 2022 USD ($)	Dec. 07, 2021 $ / shares
Dividends Payable, Amount Per Share (in dollars per share) | $ / shares	$ 0.15	$ 0.05		$ 0.15
Convertible Senior Subordinated Notes [Member] | Convertible Subordinated Debt [Member]
Debt Instrument, Face Amount		$ 230,000
Debt Instrument, Interest Rate, Stated Percentage		4.00%
Debt Instrument, Convertible, Conversion Ratio	17.2979	17.2507
Debt Instrument, Convertible, Conversion Price (in dollars per share) | $ / shares	$ 57.81	$ 57.97
Debt Instrument, Redemption Price, Percentage		100.00%
Debt Instrument, Convertible, Threshold Percentage of Stock Price Trigger		130.00%
Debt Issuance Costs, Net, Total		$ 6,795,000
Debt Instrument, Convertible, Remaining Discount Amortization Period (Year)		5 years
Amortization of Debt Issuance Costs			$ 1,320,000
Debt Instrument, Interest Rate, Effective Percentage			4.70%